SCHEDULE A

                        AMENDED AS OF NOVEMBER 17, 2014

                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

This Agreement relates to the following Funds of the Trust:

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                                                                                MAXIMUM ANNUAL                INITIAL
                                                                               OPERATING EXPENSE                END
NAME OF FUND                                  SHARE CLASS                            LIMIT                      DATE
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Cambiar Opportunity Fund                      Investor Class Shares                  1.20%               September 1, 2011
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Cambiar Opportunity Fund                      Institutional Class Shares             0.95%               September 1, 2011
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Cambiar Small Cap Fund                        Investor Class Shares                  1.30%               September 1, 2011
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Cambiar Small Cap Fund                        Institutional Class Shares             1.05%               September 1, 2011
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Cambiar Aggressive Value Fund                 Investor Class Shares                  1.35%               September 1, 2011
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Cambiar Aggressive Value Fund                 Institutional Class Shares             1.10%               September 1, 2011
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Cambiar International Equity Fund             Investor Class Shares                  1.20%               September 1, 2013
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Cambiar International Equity Fund             Institutional Class Shares             0.95%               September 1, 2013
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Cambiar SMID Fund                             Investor Class Shares                  1.30%               September 1, 2015
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Cambiar SMID Fund                             Institutional Class Shares             1.05%               September 1, 2016
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Cambiar Global Select Fund                    Investor Class Shares                  1.20%               September 1, 2015
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Cambiar Global Select Fund                    Institutional Class Shares             0.95%               September 1, 2016
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Cambiar International Small Cap Fund          Institutional Class Shares             1.40%               September 1, 2016
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                                                                                                Acknowledged and Accepted by:

                                                                                                       Cambiar Investors, LLC

                                                                                                       /s/ Christine M. Simon
                                                                                                     Name: Christine M. Simon
                                                                                              Title: Chief Compliance Officer


                                                                                              The Advisors' Inner Circle Fund

                                                                                                        /s/ Dianne Descoteaux
                                                                                                      Name: Dianne Descoteaux
                                                                                                        Title: VP & Secretary

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